                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 94-6 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              8.05%, 8.25%. 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994

                                  CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                                  TRUST ACCOUNT #3333836-0
                                  REMITTANCE DATE: 12/15/94

                                                 Total $        Per $1,000
                                                 Amount           Original
                                              -------------    ---------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                         $  6,647,774.16

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                   314,995.28         4.84608123
         b. Class A-2 Interest                   453,125.00         6.04166667
         c. Class A-3 Interest                   417,083.33         6.41666662
         d. Class A-4 Interest                   454,992.71         6.70833336
         e. Class A-5 Interest                   165,000.00         6.87500000
         f. Class A-6 Remittance Rate
             (8.60%,unless Weighted Average
              Contract Rate is below 8.60%)           8.60%
         g. Class A-6 Interest                   498,620.83         7.16666662

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00                .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                   .00                .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                2,421,087.17                N/A
         a. Scheduled Principal                  857,594.93                N/A
         b. Principal Prepayments              1,372,582.21                N/A
         c. Liquidated Contracts                        .00                N/A
         d. Repurchases                          190,910.03                N/A

     (6) Pool Scheduled Principal
           Balance                           455,990,646.44       982.98194933
    (6a) Pool Factor                              .98298195

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                           .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)           87.85%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              8.05%, 8.25%. 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994


                                CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                                TRUST ACCOUNT #3333836-0
                                REMITTANCE DATE: 12/15/94


                                                      Total $                   Per $1,000
                                                      Amount                     Original
                                                  ---------------           ------------------
   (9)   Class A Percentage for the following
         Remittance Date                                   87.79%
  (10)   Class A Principal Distribution:
         a. Class A-1                                2,421,087.17                  37.24749492
         b. Class A-2                                         .00                          .00
         c. Class A-3                                         .00                          .00
         d. Class A-4                                         .00                          .00
         e. Class A-5                                         .00                          .00
         f. Class A-6

  (11)   Class A-1 Principal Balance                57,105,580.44                 878.54739138
 (11a)   Class A-1 Pool Factor                          .87854739

  (12)   Class A-2 Principal Balance                75,000,000.00                 1000.0000000
 (12a)   Class A-2 Pool Factor                         1.00000000

  (13)   Class A-3 Principal Balance                65,000,000.00                 1000.0000000
 (13a)   Class A-3 Pool Factor                         1.00000000

  (14)   Class A-4 Principal Balance                67,825,000.00                 1000.0000000
 (14a)   Class A-4 Pool Factor                         1.00000000

  (15)   Class A-5 Principal Balance                24,000,000.00                 1000.0000000
 (15a)   Class A-5 Pool Factor                         1.00000000

  (16)   Class A-6 Principal Balance                69,575,000.00                 1000.0000000
 (16a)   Class A-6 Pool Factor                         1.00000000

  (17)   Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                 .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (18)   31-59 days                                  1,949,152.97                           71

  (19)   60 days or more                               770,693.77                           22

  (20)   Current Month Repossessions                   140,770.23                            6

  (21)   Repossession Inventory                        140,770.23                            6

                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              7.05%, 8.25%. 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994


                       CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                       TRUST ACCOUNT #3333836-0
                       REMITTANCE DATE: 12/15/94


Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October 1999)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current
           Remittance Date                                                .17%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 4%)                                     .06%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current
           Remittance Date                                                .43%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 6%)                                     .24%

(24)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 7% from October 1, 1999 to
           September, 2000, 9% from October 1, 2000 to
           September, 2001 and 10% thereafter)                              0

(25)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance
           Date                                                             0

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.50%)                                            0

(26)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 24%) and the Class B Principal Balance
           as of such Remittance Date is greater than or equal
           to $9,277,701.00                                             12.15%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994
                                    Page 3


                             CUSIP#'S  393505 - DX7
                             TRUST ACCOUNT #3333836-0
                             REMITTANCE DATE: 12/15/94


                                                Total $            Per $1,000
                                                Amount              Original
                                            ---------------    ------------------
CLASS M1 CERTIFICATES
- ---------------------
  (27)   Amount available (including Monthly
         Servicing Fee)                        1,922,869.84

    A.   Interest
  (28)   Aggregate interest

         (a)  Class M-1 Remittance Rate
         (8.90%, unless Weighted Average
         Contract Rate is below 8.90%)                8.90%

         (b)  Class M-1 Interest                 310,016.67            7.41666675

  (29)   Amount applied to:
         a.   Unpaid Class M-1 Interest Shortfall       .00                     0

  (30)   Remaining:
         a.   Unpaid Class M-1 Interest Shortfall       .00                     0

    B.   Principal
  (31)   Formula Principal Distribution Amount
         a.   Scheduled Principal                       .00                   N/A
         b.   Principal Prepayments                     .00                   N/A
         c.   Liquidated Contracts                      .00                   N/A
         d.   Repurchases                               .00                   N/A

  (32)   Class M-1 Principal Balance          41,800,000.00         1000.00000000
 (32a)   Class M-1 Pool Factor                   1.00000000

  (33)   Class M-1 Percentage after prior
         Remittance Date                                .00

  (34)   Class M-1 Percentage for such Remittance
         Dated                                          .00

  (35)   Class M-1 Percentage for the following
         Remittance Date                                .00

  (36)   Class M-1 Principal Distribution:
         a.   Class M-1                                 .00            0.00000000

  (37)   Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance Date       .00

  (38)   Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date     .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%, 9.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1994


                            CUSIP#'S 393505-DY5, DZ2
                            REMITTANCE DATE: 12/15/94


  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                  1,612,853.17

  (2)  Class B-1 Remittance Rate (8.65% unless
       Weighted Average Contract Rate is
       below 8.65%)                                   8.65%

  (3)  Aggregate Class B1 Interest               183,812.50            7.20833333

  (4)  Amount applied to Unpaid Class
       BI Interest Shortfall                            .00                   .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                               .00                   .00

  (6)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date         .00

  (7)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)            .00

 (7a)  Class B Percentage for the following
       Remittance Date    .00

  (8)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)           .00

 (9a)  Class B1 Principal Shortfall                     .00

 (9b)  Unpaid Class B1 Principal Shortfall              .00

 (10)  Class B Principal Balance              55,685,066.00

 (11)  Class B1 Principal Balance             25,500,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%, 9.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1994
                                    Page 2


                             CUSIP#'S  393505-DY5, DZ2
                             REMITTANCE DATE: 12/15/94

Class B2 and C Certificates
- ---------------------------
  (12)  Remaining Amount Available             1,429,040.67

  (13)  Class B-2 Remittance Rate (9.00%
        unless Weighted Average Contract
        Rate is less than 9.00%)                      9.00%

  (14)  Aggregate Class B2 Interest              226,388.00            7.50000017

  (15)  Amount applied to Unpaid Class
        B2 Interest Shortfall                           .00                   .00

  (16)  Remaining Unpaid Class B2
        Interest Shortfall                              .00                   .00

  (17)  Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date        .00

  (18)  Class B2 Principal Liquidation Loss Amount      .00

  (19)  Class B2 Principal (zero until Class B1
        paid down; thereafter, Class B Percentage
        of Formula Principal Distribution Amount)       .00

  (20)  Guarantee Payment                               .00

  (21)  Class B2 Principal Balance            30,185,066.00

  (22)  Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive
        at Amount Available if the Company is
        not the Servicer; deducted from funds
        remaining after payment of Class A
        Distribution Amount and Class B1 and B2
        Distribution Amount; if the Company
        is the Servicer)                         191,004.89

  (23)  3% Guarantee Fee                       1,011,647.78

  (24)  Class C Residual Payment                        .00

  (25)  Repossessed Contracts                    140,770.23

  (26)  Repossessed Contracts Remaining
        in Inventory                             140,770.23

  (27)  Weighted Average Contract Rate             11.45224

                                     GTFC
                                    1994-6
                                November, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties


                                      Repurchase
Account#        Principal   Interest     Amount
- --------        ---------   --------  -----------

29411111        49,194.29     341.08    49,535.37
52407180        57,589.91     399.29    57,989.20
80412510        84,125.83     583.27    84,709.10
              -----------  ---------  -----------

TOTALS        $190,910.03  $1,323.64  $192,233.67
              ===========  =========  ===========